UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2020

DOVER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4018	53-0257888
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

(630) 541-1540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DOV	New York Stock Exchange
1.250% Notes due 2026	DOV 26	New York Stock Exchange
0.750% Notes due 2027	DOV 27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Dover Corporation (the “Company”) has elected to change the recordkeeper for the Dover Corporation Retirement Savings Plan (the “Plan”). As a result of this change, there will be a blackout period in which Plan participants and beneficiaries will be temporarily unable to exercise certain rights otherwise available under the Plan, including the ability to transfer funds into or out of the Dover Stock Fund held in the Plan (the “Blackout”). The Blackout period is expected to begin September 14, 2020 and last through October 9, 2020. During the Blackout, the Company’s directors and executive officers will be prohibited from directly or indirectly purchasing, selling, acquiring or transferring any Company common stock or derivative security with respect to Company common stock acquired in connection with their service or employment as a director or officer.

On August 7, 2020, the Company sent a notice (the “Blackout Notice”) to its directors and executive officers, informing them of the Blackout and the trading restrictions to be imposed on them. This Blackout Notice and the trading restrictions are required by Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR (i.e., the Blackout Trading Restriction) promulgated by the U.S. Securities and Exchange Commission. The foregoing description of the Blackout Notice does not purport to be complete and is qualified in its entirety by reference to the complete text of the Blackout Notice, which is attached hereto as Exhibits 99.1, and is incorporated herein by reference.

Any inquiries about the Blackout may be directed to: RetirementPlans@dovercorp.com, or Annabel Havill, Global Benefits Manager, 3005 Highland Ave, Downers Grove, IL, 60515, 630-743-5168.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report:

99.1	Blackout Notice, dated August 7, 2020, provided to directors and Section 16 officers of Dover.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2020	DOVER CORPORATION

(Registrant)

	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary